Exhibit 99.1

Covanta Acquires the Camden Resource Recovery Facility

Morristown, NJ, August 19, 2013 - Covanta Holding Corporation (NYSE:CVA), ("Covanta" or the "Company") a world leader in sustainable waste management and renewable energy, today announced that it has acquired the Camden Resource Recovery Facility, a 1,050 ton-per-day Energy-from-Waste ("EfW") facility in Camden, New Jersey from a subsidiary of Foster Wheeler AG. The transaction is expected to have a modest positive impact on Covanta's 2013 guidance metrics.

The Camden EfW facility provides sustainable waste management services to Camden County and surrounding communities while generating approximately 21 megawatts of renewable energy which is sold into PJM at market rates. The facility's attractive southern New Jersey location adds to Covanta's extensive network of EfW facilities in the Northeast and Mid-Atlantic. In 2012, the Camden facility processed approximately 319,000 tons of waste into more than 146,000 megawatt hours of clean, renewable electricity.

“We are excited to expand our portfolio of Energy-from-Waste facilities with this strategic and opportunistic acquisition. We have a strong track record of successfully integrating businesses and we look forward to welcoming new clients and employees into the Covanta family,” said Anthony Orlando, Covanta's CEO and President.

About Covanta
Covanta Energy Corporation is an internationally recognized owner and operator of Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy's Office of Energy Efficiency and Renewable Energy. Covanta's 45 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta's modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into 9 million megawatt hours of clean renewable electricity and approximately 9 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaenergy.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation and its subsidiaries (“Covanta”) or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to: fluctuations in the prices of energy, waste disposal, scrap metal and commodities; adoption of new laws and regulations in the United States and abroad; the fee structures of our contracts; difficulties in the operation of our facilities, including fuel supply and energy transfer interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, weather interference and catastrophic events; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; limits of insurance coverage; our ability to avoid defaults under our long-term service contracts; performance of third parties under our contractual arrangements; concentration of suppliers and customers; increased competitiveness in the energy industry; changes in foreign currency exchange rates; limitations imposed by our existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; our ability to utilize our net operating losses; failures of disclosure controls and procedures; general economic conditions in the United States and abroad, including the availability of credit and debt financing and market conditions at the time our contracts expire; and other risks and uncertainties affecting our businesses described in Item 1A. Risk Factors of our Annual Report on Form 10-K and in other filings by Covanta with the SEC.

Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have, or undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Contact
Media:
James Regan
862-345-5216
jregan@covantaenergy.com

Investors:
Alan Katz
862-345-5456
IR@covantaenergy.com